                                                                    EXHIBIT 99.1

[INFORMATICA LOGO]

Contacts:   Samantha Moore                      Stephanie Moser
            Public Relations                    Investor Relations
            650-385-5259                        650-385-5261
            smoore@informatica.com              smoser@informatica.com


           INFORMATICA REPORTS THIRD QUARTER REVENUES OF $52.4 MILLION

REDWOOD CITY, Calif., October 19, 2004 - Informatica Corporation (NASDAQ: INFA), a leading provider of data integration software, today announced financial results for the third quarter ended September 30, 2004.
      Revenues for the third quarter of 2004 were $52.4 million, compared to $50.6 million recorded in the third quarter of 2003. Net loss for the third quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $8.6 million or $0.10 per diluted share, compared with a net loss of $0.3 million or $0.00 per diluted share in the third quarter of 2003. Pro forma net income for the third quarter of 2004 was $2.1 million or $0.02 per diluted share, compared to $4.4 million or $0.05 per diluted share in the third quarter of 2003.
      For the nine-month period ending September 30, 2004, revenues were $159.6 million, an increase from the $149.6 million recorded during the first nine months of 2003. GAAP net loss for the first nine months of 2004 was $5.7 million or $0.07 per diluted share. Pro forma net income for the first nine months of 2004 was $8.6 million or $0.10 per diluted share.
      As announced on October 8, 2004, the GAAP results for the three months and nine months ended September 30, 2004 include a $9.7 million non-cash adjustment to the 2001 restructuring charge.
      Pro forma operating results discussed in this press release exclude charges related to an adjustment to the 2001 facilities restructuring charge, purchased in-process research and development and the amortization of acquired technology, intangible assets and stock-based compensation. A reconciliation of pro forma operating results and GAAP results is included in the financial statements attached below.
      "In the third quarter we booked four transactions over a million dollars each - our best performance in nearly two years," said Sohaib Abbasi, president and CEO of Informatica. "Increasingly, customers are selecting Informatica as their standard platform of choice for enterprise-wide, strategic data integration initiatives."

      Significant milestones achieved in the third quarter of 2004 include:

- SIGNED REPEAT BUSINESS WITH 124 CUSTOMERS. Successful customers continue to invest in additional Informatica technologies. Repeat customers included ABN Amro North America, Cendant, Cisco Systems, Sprint, Citigroup, General Electric, Hewlett-Packard, Abbey National, CIBC, DaimlerChrysler, Marriott International, MetLife, Pfizer, RR Donnelley & Sons, Royal Bank of Scotland, and Warner Brothers Entertainment.

- SIGNED 55 NEW CUSTOMERS. Informatica increased its customer base this quarter to over 2,100 companies. New customers include the German Army, TD Waterhouse Group, Federal Reserve Bank of New York, Daiwa Securities America, Interval International, Ministerie van Defensie, Tennessee Valley Authority, and Kansas City Southern Railway.

- EXPANDED RELATIONSHIP WITH IBM. Together, Informatica and IBM launched the Dashboard Engine Appliance (IIDEA), a hardware and software bundle for mid-size businesses, which is being delivered through Avnet Partner Solutions, IBM Americas. In addition, Informatica and IBM announced that they would jointly integrate, market and sell comprehensive data integration solutions in Japan.

- NAMED ONE OF "10 MOST INFLUENTIAL" COMPANIES IN THE INTEGRATION MARKET. For the second year in a row, Informatica was selected by Computer Business Review as one of the ten most-influential companies in the integration market, advancing two positions for "grand vision" and technology that is "deeply embedded in the enterprise."

- VOTED NUMBER ONE FOR DATA INTEGRATION BY READERS OF INTELLIGENT ENTERPRISE. For the second year in a row, Informatica PowerCenter won Intelligent Enterprise magazine's Reader's Choice Award in the ETL category, voted on by the magazine's 80,000 subscribers.

- DEMONSTRATED CUSTOMER SUCCESS WITH TOP INDUSTRY AWARDS. Informatica and CNA won DM Review's 2004 World Class Solutions Award in the category of Data

      Acquisition and Integration for CNA's successful implementation of Informatica PowerCenter and PowerExchange. In addition, The Data Warehousing Institute chose Deutsche Borse Group's successful implementation of Informatica PowerCenter from among twelve Best Practices Awards winners as the prestigious 2004 Leadership in Data Warehousing Award winner.

- NAMED WORLDWIDE REVENUE MARKET LEADER IN DATA WAREHOUSE INTEGRATION. For the fourth year in a row, IDC identified Informatica as the market leader with a 17.4 percent share, highlighting the company's strong revenue increase of 11.8 percent in 2003 and successful strategy of "re-focusing on its core data integration and replication business."

- RECEIVED SAP CERTIFICATION FOR DATA MIGRATION. SAP awarded its Data Migration Interface (CA-DMI) certification to Informatica PowerCenter, helping ensure that SAP customers can leverage Informatica solutions to simplify large-scale data migration, consolidation and synchronization projects, enable seamless upgrades to SAP R/3(R), and support the consolidation of the mySAP(TM) family of business solutions.

- NAMED NEW SENIOR MANAGEMENT TEAM MEMBERS. Sohaib Abbasi, a 22-year enterprise software veteran, joined Informatica as president and chief executive officer on July 20, 2004. In addition, John Entenmann was recently appointed as executive vice president of corporate strategy and marketing to lead Informatica's worldwide marketing, channels and business development organizations.

      To supplement the company's condensed consolidated financial statements presented on a GAAP basis, Informatica uses pro forma measures of net income and net income per share. These measures are adjusted to exclude certain charges and expenses discussed above and in the attached supplemental consolidated statements of operations, which the company believes are appropriate to enhance an overall understanding of its historical financial performance. These adjustments to the company's current period GAAP results are made with the intent of providing both management and investors a more complete understanding of the company's underlying operational results, trends and marketplace performance. Informatica believes that the inclusion of these pro forma financial measures provides consistency and comparability with its historical reports of financial results, as well as comparability to similar companies in the company's industry, many of which present similar pro forma financial measures to investors. In addition, these pro forma results are among the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or net income per share prepared in accordance with generally accepted accounting principles in the United States.

      Informatica will be discussing its third quarter 2004 results on a conference call today beginning at 2:00 p.m. PDT / 5:00 p.m. EDT. A live Webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 617-801-6888, reservation number 83714997.

ABOUT INFORMATICA
      Informatica Corporation (NASDAQ: INFA) is a leading provider of data integration software. Using Informatica products, companies can access, integrate, visualize, and audit their enterprise information assets to help improve business performance, increase customer profitability, streamline supply chain operations and proactively manage regulatory compliance. More than 2,100 companies worldwide rely on Informatica for their end-to-end enterprise data integration needs. For more information, call 650-385-5000 (1-800-970-1179 in the U.S.), or visit www.informatica.com.


                                       ###

Note: Informatica, PowerCenter and PowerExchange are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                    THREE MONTHS ENDED                   THREE MONTHS ENDED
                                                                    SEPTEMBER 30, 2004                   SEPTEMBER 30, 2003
                                                           -----------------------------------    ---------------------------------
                                                              GAAP     ADJUSTMENTS*  PRO FORMA      GAAP    ADJUSTMENTS*  PRO FORMA
                                                           ---------   ------------  ---------    --------  ------------  ---------
Revenues:
    License                                                $  22,024    $      -      $22,024     $ 22,070      $    -     $22,070
    Service                                                   30,404           -       30,404       28,535           -      28,535
                                                           ---------    --------      -------      -------    --------     -------
        Total revenues                                        52,428                   52,428       50,605                  50,605

Cost of revenues:
    License                                                      727           -          727          974           -         974
    Service                                                   10,399         (12)      10,387        9,745           -       9,745
    Amortization of acquired technology                          585        (585)           -           82         (82)          -
                                                           ---------    --------      -------      -------    --------     -------
        Total cost of revenues                                11,711        (597)      11,114       10,801         (82)     10,719
                                                           ---------    --------      -------      -------    --------     -------

Gross profit                                                  40,717         597       41,314       39,804          82      39,886

Operating expenses:
    Research and development                                  12,339        (184)      12,155       12,090         (19)     12,071
    Sales and marketing                                       22,574        (248)      22,326       20,353          (3)     20,350
    General and administrative                                 5,950          39        5,989        5,190           -       5,190
    Amortization of intangible assets                             47         (47)           -           17         (17)          -
    Purchased in-process research and development                  -           -            -        4,524      (4,524)          -
    Restructuring charge                                       9,673      (9,673)           -            -           -           -
                                                           ---------    --------      -------      -------    --------     -------
        Total operating expenses                              50,583     (10,113)      40,470       42,174      (4,563)     37,611
                                                           ---------    --------      -------      -------    --------     -------
Income (loss) from operations                                 (9,866)     10,710          844       (2,370)      4,645       2,275
Interest income and other, net                                 1,014           -        1,014        2,895           -       2,895
                                                           ---------    --------      -------      -------    --------     -------
Income (loss) before income taxes                             (8,852)     10,710        1,858          525       4,645       5,170
Income tax provision (benefit)                                  (267)          -         (267)         781           -         781
                                                           ---------    --------      -------      -------    --------     -------
Net income (loss)                                          $  (8,585)   $ 10,710      $ 2,125      $  (256)   $  4,645     $ 4,389
                                                           =========    ========      =======      =======    ========     =======

Net income (loss) per share:
    Basic and diluted                                      $   (0.10)                  $ 0.02      $ (0.00)                $  0.05
                                                           =========                  =======      =======                 =======

Weighted shares used to compute net income per share:
    Basic                                                     86,002                   86,002       80,380                  80,380
                                                           =========                  =======      =======                 =======
    Diluted                                                   86,002                   87,774       80,380                  83,394
                                                           =========                  =======      =======                 =======



* THE FOLLOWING TABLE SUMMARIZES THE PRO FORMA ADJUSTMENTS FOR THE RESPECTIVE PERIODS PRESENTED:

                                                                THREE MONTHS ENDED
                                                                SEPTEMBER 30, 2004
                                                           ---------------------------
                                                              2004             2003
                                                            ---------        --------
    NET LOSS, GAAP:                                        $   (8,585)       $   (256)
        AMORTIZATION OF ACQUIRED TECHNOLOGY                       585              82
        AMORTIZATION OF INTANGIBLE ASSETS                          47              17
        AMORTIZATION OF STOCK-BASED COMPENSATION                  405              22
        PURCHASED IN-PROCESS RESEARCH AND DEVELOPMENT               -           4,524
        RESTRUCTURING CHARGE                                    9,673               -
                                                            ---------        --------
    NET INCOME, PRO FORMA:                                  $   2,125        $  4,389
                                                            =========        ========

                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                   NINE MONTHS ENDED                      NINE MONTHS ENDED
                                                                   SEPTEMBER 30, 2004                    SEPTEMBER 30, 2003
                                                           -----------------------------------    --------------------------------
                                                              GAAP    ADJUSTMENTS*  PRO FORMA      GAAP    ADJUSTMENTS*  PRO FORMA
                                                           ---------  ------------  ------------  -------  ------------  ---------
Revenues:
    License                                                $  70,234   $      -     $ 70,234      $ 68,524   $      -    $ 68,524
    Service                                                   89,401          -       89,401        81,121          -      81,121
                                                           ---------   --------      -------       -------   --------     -------
        Total revenues                                       159,635          -      159,635       149,645                149,645

Cost of revenues:
    License                                                    2,452          -        2,452         2,198          -       2,198
    Service                                                   30,145        (36)      30,109        28,661          -      28,661
    Amortization of acquired technology                        1,740     (1,740)           -           457       (457)          -
                                                           ---------   --------      -------       -------   --------     -------
        Total cost of revenues                                34,337     (1,776)      32,561        31,316       (457)     30,859
                                                           ---------   --------      -------       -------   --------     -------

Gross profit                                                 125,298      1,776      127,074       118,329        457     118,786

Operating expenses:
    Research and development                                  39,565     (2,032)      37,533        34,812        (62)     34,750
    Sales and marketing                                       67,716       (748)      66,968        62,275         (3)     62,272
    General and administrative                                15,616         80       15,696        15,981          -      15,981
    Amortization of intangible assets                            150       (150)           -            67        (67)          -
    Purchased in-process research and development                  -          -            -         4,524     (4,524)          -
    Restructuring charge                                       9,673     (9,673)           -             -          -           -
                                                           ---------   --------      -------       -------   --------     -------
        Total operating expenses                             132,720    (12,523)     120,197       117,659     (4,656)    113,003
                                                           ---------   --------      -------       -------   --------     -------
Income (loss) from operations                                 (7,422)    14,299        6,877           670      5,113       5,783
Interest income and other, net                                 2,129          -        2,129         5,275          -       5,275
                                                           ---------   --------      -------       -------   --------     -------
Income (loss) before income taxes                             (5,293)    14,299        9,006         5,945      5,113      11,058
Income tax provision                                             422          -          422         1,870          -       1,870
                                                           ---------   --------      -------       -------   --------     -------
Net income (loss)                                          $  (5,715)  $ 14,299     $  8,584      $  4,075   $  5,113    $  9,188
                                                           =========   ========      =======       =======   ========     =======

Net income (loss) per share:
    Basic and diluted                                      $   (0.07)               $   0.10      $   0.05               $   0.11
                                                           =========                 =======       =======                =======

Weighted shares used to compute net income per share:
    Basic                                                     85,566                  85,566        80,381                 80,381
                                                           =========                 =======       =======                =======
    Diluted                                                   85,566                  88,451        83,097                 83,097
                                                           =========                 =======       =======                =======



* THE FOLLOWING TABLE SUMMARIZES THE PRO FORMA ADJUSTMENTS FOR THE RESPECTIVE PERIODS PRESENTED:

                                                               NINE MONTHS ENDED
                                                              SEPTEMBER 30, 2004
                                                           --------------------------
                                                               2004             2003
    NET INCOME (LOSS), GAAP:                               $  (5,715)        $  4,075
        AMORTIZATION OF ACQUIRED TECHNOLOGY                    1,740              457
        AMORTIZATION OF INTANGIBLE ASSETS                        150               67
        AMORTIZATION OF STOCK-BASED COMPENSATION               2,736               65
        PURCHASED IN-PROCESS RESEARCH AND DEVELOPMENT              -            4,524
        RESTRUCTURING CHARGE                                   9,673                -
                                                           ---------         --------
    NET INCOME, PRO FORMA:                                 $   8,584         $  9,188
                                                           =========         ========

                             INFORMATICA CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                           SEPTEMBER 30,     DECEMBER 31,
                                                               2004              2003
                                                           --------------    --------------
ASSETS

Current assets:
    Cash and cash equivalents                                  $   81,634        $  82,903
    Short-term investments                                        152,541          140,890
    Accounts receivable, net                                       38,106           34,375
    Prepaid expenses and other current assets                       6,510            5,124
                                                               ----------       ----------
          Total current assets                                    278,791          263,292

Property and equipment, net                                        32,880           38,734
Restricted cash                                                    12,166           12,166
Goodwill and intangible assets, net                                85,455           87,511
Other assets                                                        1,374            1,105
                                                               ----------       ----------
          Total assets                                         $  410,666       $  402,808
                                                               ==========       ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and other current liabilities             $   40,487        $  45,828
    Deferred revenue                                               56,111           51,282
    Accrued restructuring charges                                   4,106            4,624
    Accrued merger costs                                              261              543
                                                               ----------       ----------
          Total current liabilities                               100,965          102,277

Accrued restructuring charges, less current portion                17,460           10,543
Accrued merger costs, less current portion                            226              389

Stockholders' equity                                              292,015          289,599
                                                               ----------       ----------
          Total liabilities and stockholders' equity           $  410,666       $  402,808
                                                               ==========       ==========

                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                   NINE MONTHS ENDED,
                                                                      SEPTEMBER 30,
                                                               ------------------------------
                                                                    2004             2003
                                                                 ---------          --------
OPERATING ACTIVITIES
Net income (loss)                                                $  (5,715)         $  4,075
Adjustments to reconcile net income to net
  cash provided by operating activities:
 Depreciation and amortization                                       7,468             8,406
 Provision for doubtful accounts and accounts receivable
   reserve                                                            (126)              177
 Stock-based compensation                                            3,105                65
 Amortization of acquired technology and other intangible
   assets                                                            1,890               524
 Non-cash restructuring charge                                       9,673
 Purchased in-process research and development                           -             4,524
 Other                                                                  19               (41)
 Changes in operating assets and liabilities:
   Accounts receivable                                              (3,605)            4,109
   Prepaid expenses and other current assets                        (1,213)            4,509
   Other assets                                                       (269)              (18)
   Accounts payable and other current liabilities                   (5,341)            1,061
   Accrued restructuring charges                                    (3,274)           (3,414)
   Accrued merger costs                                               (232)                -
   Deferred revenue                                                  4,799            (4,484)
                                                                 ---------          --------
     Net cash provided by operating activities                       7,179            19,493

INVESTING ACTIVITIES
Purchases of property and equipment, net                            (2,067)           (1,758)
Purchases of investments                                          (150,397)         (155,620)
Sales and maturities of investments                                138,232           147,889
Acquisitions, net of cash acquired                                       -           (30,279)
                                                                 ---------          --------
     Net cash used in investing activities                         (14,232)          (39,768)

FINANCING ACTIVITIES
Proceeds from issuance of common stock                              11,730             6,532

Repurchase and retirement of common stock                           (6,118)          (11,448)
                                                                 ---------          --------
     Net cash provided by (used in) financing activities             5,612            (4,916)
                                                                 ---------          --------

Effect of foreign currency translation                                 172               315
Decrease in cash and cash equivalents                               (1,269)          (24,876)
Cash and cash equivalents at beginning of period                    82,903           105,590
                                                                 ---------          --------
Cash and cash equivalents at end of period                       $  81,634          $ 80,714
                                                                 =========          ========